As filed with the Securities and Exchange Commission on October 22, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2009

B&G Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32316	13-3918742
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Four Gatehall Drive, Suite 110, Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (973) 401-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 21, 2009, B&G Foods issued a press release to remind investors about our previously announced notice of partial redemption of our 12% senior subordinated notes due 2016.  B&G Foods also announced a change in the timing for the automatic separation of our Enhanced Income Securities (EISs) that will occur in connection with the redemption and a change in the last day of trading of the EISs on the New York Stock Exchange.  The information set forth in the press release attached to this report as Exhibit 99.1 is incorporated by reference herein and is furnished pursuant to Item 8.01 and Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated October 21, 2009, furnished pursuant to Item 8.01 and Regulation FD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B&G FOODS, INC.

Dated: October 22, 2009	By:	/s/ Scott E. Lerner
Scott E. Lerner
Executive Vice President, General Counsel, Secretary and Chief Compliance Officer